Exhibit 99.1

The following unaudited supplemental financial information includes certain quarterly segment information for the Company’s continuing operations for the quarters ended March 31, 2019 through June 30, 2021.

Quarterly segment information is as follows (unaudited, in millions):

Three Months Ended June 30, 2021	Salt	Plant Nutrition	Corporate & Other(a)	Total
Sales to external customers	$142.6	$53.8	$3.0	$199.4
Intersegment sales	—	2.5	(2.5)	—
Shipping and handling cost	44.3	7.3	—	51.6
Operating earnings (loss)	19.2	0.7	(19.0)	0.9
Depreciation, depletion and amortization	17.6	9.1	3.3	30.0

Three Months Ended March 31, 2021	Salt	Plant Nutrition	Corporate & Other(a)	Total
Sales to external customers	$369.0	$53.7	$2.8	$425.5
Intersegment sales	—	0.5	(0.5)	—
Shipping and handling cost	115.4	7.7	—	123.1
Operating earnings (loss)	91.6	5.3	(20.9)	76.0
Depreciation, depletion and amortization	18.0	8.8	3.1	29.9

Three Months Ended December 31, 2020	Salt	Plant Nutrition	Corporate & Other(a)	Total
Sales to external customers	$228.5	$78.2	$2.5	$309.2
Intersegment sales	—	2.4	(2.4)	—
Shipping and handling cost	63.9	11.8	—	75.7
Operating earnings (loss)	44.5	3.3	(19.7)	28.1
Depreciation, depletion and amortization	17.4	9.0	3.7	30.1

Three Months Ended September 30, 2020	Salt	Plant Nutrition	Corporate & Other(a)	Total
Sales to external customers	$141.2	$30.8	$2.6	$174.6
Intersegment sales	—	0.3	(0.3)	—
Shipping and handling cost	34.4	4.8	—	39.2
Operating earnings (loss)	26.2	1.1	(16.4)	10.9
Depreciation, depletion and amortization	17.4	9.3	3.8	30.5

Three Months Ended June 30, 2020	Salt	Plant Nutrition	Corporate & Other(a)	Total
Sales to external customers	$121.9	$51.0	$2.3	$175.2
Intersegment sales	—	2.4	(2.4)	—
Shipping and handling cost	29.7	7.3	—	37.0
Operating earnings (loss)	22.5	6.3	(19.1)	9.7
Depreciation, depletion and amortization	17.2	9.6	3.0	29.8

Three Months Ended March 31, 2020	Salt	Plant Nutrition	Corporate & Other(a)	Total
Sales to external customers	$287.8	$55.4	$2.7	$345.9
Intersegment sales	—	0.3	(0.3)	—
Shipping and handling cost	89.8	8.6	—	98.4
Operating earnings (loss)	67.8	4.6	(18.1)	54.3
Depreciation, depletion and amortization	14.6	9.8	3.0	27.4

Three Months Ended December 31, 2019	Salt	Plant Nutrition	Corporate & Other(a)	Total
Sales to external customers	$310.9	$67.2	$2.6	$380.7
Intersegment sales	—	2.0	(2.0)	—
Shipping and handling cost	82.7	9.7	—	92.4
Operating earnings (loss)	75.9	8.7	(17.3)	67.3
Depreciation, depletion and amortization	16.0	10.4	2.6	29.0

Three Months Ended September 30, 2019	Salt	Plant Nutrition	Corporate & Other(a)	Total
Sales to external customers	$159.6	$40.9	$2.3	$202.8
Intersegment sales	—	1.3	(1.3)	—
Shipping and handling cost	43.4	5.7	—	49.1
Operating earnings (loss)(b)	24.0	4.0	(17.6)	10.4
Depreciation, depletion and amortization	14.3	10.3	2.6	27.2

Three Months Ended June 30, 2019	Salt	Plant Nutrition	Corporate & Other(a)	Total
Sales to external customers	$112.6	$44.1	$2.4	$159.1
Intersegment sales	—	2.6	(2.6)	—
Shipping and handling cost	37.6	6.1	—	43.7
Operating earnings (loss)(c)	10.0	6.0	(16.5)	(0.5)
Depreciation, depletion and amortization	14.8	10.3	2.8	27.9

Three Months Ended March 31, 2019	Salt	Plant Nutrition	Corporate & Other(a)	Total
Sales to external customers	$306.4	$33.7	$2.4	$342.5
Intersegment sales	—	0.5	(0.5)	—
Shipping and handling cost	103.7	5.7	—	109.4
Operating earnings (loss)	57.3	—	(14.9)	42.4
Depreciation, depletion and amortization	15.3	10.7	2.5	28.5
(a)Corporate and other includes corporate entities, records management operations and other incidental operations and eliminations. Operating earnings (loss) for corporate and other includes indirect corporate overhead, including costs for general corporate governance and oversight, as well as costs for the human resources, information technology, legal and finance functions. Corporate assets in 2021 include assets under the Company’s AR Facility.
(b)Operating results included $2.3 million of severance and other costs related to executive transition.
(c)Operating results included $2.8 million of additional logistics costs related to Mississippi River flooding.

Quarterly plant nutrition sales volume information is as follows (unaudited, thousands of tons):

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	Total
2021	94	88			182
2020	95	89	53	143	380
2019	56	74	69	116	315
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